SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



                Date of Report (Date of earliest event reported):
                         April 15, 2004 (April 15,2004)



                                  EQUITEX, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                           0-12374                            84-0905189
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(State or other                  (Commission                    (I.R.S. Employer
jurisdiction                    File Number)                 Identification No.)
of incorporation)




                            7315 East Peakview Avenue
                            Englewood, Colorado 80111
                ------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (303) 796-8940


                   -------------------------------------------
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On April 15, 2004, Equitex, Inc. announced in a press release that it has executed a definitive agreement with Seven Ventures, Inc. (OTC/BB: SVVI) to merge its wholly-owned subsidiary, Chex Services, Inc., into a wholly-owned subsidiary of Seven Ventures. Under the terms of the merger agreement, Equitex will exchange 100% of its equity ownership in Chex Services for 7,700,000 shares representing 93% of Seven Ventures outstanding common stock following the transaction.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         Exhibit 99.1 - Press Released dated April 14, 2005


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EQUITEX, INC.



Date: April 15, 2004                      By:    /s/ Thomas B. Olson
                                                 -------------------
                                                 Thomas B. Olson, Secretary


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